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                                                                   Exhibit 10.33

                                PROMISSORY NOTE


$804,342.08                    LANHAM, MARYLAND                  January 1, 1999


     FOR VALUE RECEIVED, DAVIS HOLDING COMPANY, a Delaware corporation,
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(hereinafter referred to as "Borrower") hereby promise to pay to the order of
PULSAR DATA SYSTEM, INC., a Delaware corporation, (hereinafter referred to as "Lender") the principal sum of $804,342.08, to be paid monthly on the first day of each month, beginning with April 1, 199, with interest only at the rate of seven and one-half percent (7 1/2%) per annum, principal due on the sale of the property known as 3039 Peachtree Road, Atlanta, GA. Prepayment may be made in whole or in part without penalty.

     If the installments payable monthly are not received by the 15/th/ day of the month in which same are due, the maker shall be liable to the holder for the late payment penalty of 5% of the installment then due, which amount shall be deemed part of the principal balance due.

     This Note shall be deemed in default if the installment due under the terms herein is more than THIRTY (30) days past due. The undersigned does hereby authorize and empower any Justice of the Peace, any Clerk, Prothonotary, or Attorney of any Court of Record in the State of Maryland, or elsewhere, without process, to enter judgment on the above Obligation, with legal interest, together with 5% of the amount of the debt and interest as counsel fees, without process against him, his successors or assigns, at the suit of the holder of this Note, its successors or assigns, at any time, with stay of execution until the date of payment; and he does waive the benefit of any and all exemption laws of the State of Maryland, or elsewhere. AND the maker hereby waives demand, protest and notice of nonpayment hereof.

     This Agreement supersedes all other agreements or representations and all prior agreements or representations and all prior agreements made by Borrower and Lender. This Agreement constitutes the entire agreement between the parties hereto and the parties are not bound by any agreements, understandings, or conditions otherwise than are expressly set forth and stipulated herein.

     These presents shall be binding, both jointly and severally, upon the heirs, executors, administrators, successors and assigns of the undersigned.

     WITNESS the execution of this Note effective the day and year aforesaid.

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:                 DAVIS HOLDING COMPANY

[AUTHORIZED SIGNATORY]              BY:[AUTHORIZED SIGNATORY]
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WITNESS                                  President

                                    ATTEST:__________________
                                           Secretary